UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 21, 2009
Date of Report (Date of earliest event reported)

Yahoo! Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 First Ave.
Sunnyvale, California 94089
(Address of principal executive offices, including zip code)

(408) 349-3300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On April 21, 2009, Yahoo! Inc., a Delaware corporation (“Yahoo!”), announced its financial results for the quarter ended March 31, 2009.  A copy of Yahoo!'s press release announcing these financial results and other information regarding its financial condition is attached hereto as Exhibit 99.1.

The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Yahoo! under the Securities Act of 1933, as amended, or the Exchange Act.

Item 2.05     Costs Associated with Exit or Disposal Activities

On April 21, 2009, the Company announced that it expects to reduce its number of current employees worldwide by approximately 5 percent. The Company expects to incur cash charges related to this workforce reduction for severance and other related costs. Total charges are expected to include these cash costs and may also include charges or credits related to stock-based compensation expense.

The Company expects to recognize the foregoing charges during the second quarter of 2009 but is unable, at this time, to estimate the amount of cash and total charges it will incur.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 20, 2009, Carol Bartz, the Chief Executive Officer of Yahoo!, was also appointed President of Yahoo! to fill the vacancy created by the resignation of Susan Decker. Ms. Bartz will not receive any additional compensation for her role as President.

Prior to her appointment as Chief Executive Officer of Yahoo!, Ms. Bartz, 60, served most recently as executive chairman of the board of directors of Autodesk, Inc. She was chairman, president and chief executive officer of Autodesk for 14 years prior to becoming executive chairman in May 2006. Prior to joining Autodesk, Ms. Bartz held management positions at Sun Microsystems, Digital Equipment Corporation and 3M Corporation. Ms. Bartz also currently serves on the boards of directors of Yahoo! and Cisco Systems. There are no family relationships between Ms. Bartz and any director or executive officer of Yahoo!, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is furnished with this report on Form 8-K:

	99.1	Yahoo! Inc. Press Release dated April 21, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC.

		By:	/s/ Blake Jorgensen
Blake Jorgensen
Chief Financial Officer

Date:	April 21, 2009

YAHOO!  INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Yahoo! Inc. Press Release dated April 21, 2009